UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2004

HEALTHSOUTH Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

1-10315	63-0860407

(Commission File Number)	(IRS Employer Identification No.)

One HEALTHSOUTH Parkway, Birmingham, Alabama	35243

(Address of Principal Executive Offices)	(Zip Code)

(205) 967-7116

(Registrant's Telephone Number, including Area Code)

ITEM 5. Other Events and Required FD Disclosure.

On June 23, 2004 HEALTHSOUTH Corporation issued a press release entitled "HealthSouth Names Mike Snow Chief Operating Officer."

A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits See Exhibit Index.

SIGNATURES

By:	/s/ Gregory L. Doody

Name:	Gregory L. Doody
Title:	Executive Vice President, General Counsel and Secretary

Dated:	June 23, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Press release of HEALTHSOUTH Corporation dated June 23, 2004.